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                                                                  EXHIBIT 10.51

SILICON VALLEY BANK
                           AMENDMENT TO LOAN DOCUMENTS

BORROWER: PIVOTAL CORPORATION, A BRITISH COLUMBIA CORPORATION ("PARENT");
          AND PIVOTAL CORPORATION, A WASHINGTON CORPORATION ("PIVOTAL US")

ADDRESS:  858 BEATTY STREET, SUITE 700
          VANCOUVER, BRITISH COLUMBIA, CANADA  V6B 1C1

DATE:     OCTOBER 29, 2003


         THIS AMENDMENT TO LOAN DOCUMENTS (THIS "AMENDMENT") is entered into between SILICON VALLEY BANK ("Silicon"), whose main address is 3003 Tasman Drive, Santa Clara, California 95054 (and with an office at 4700 Carillon Point, Kirkland, Washington 98033), and the borrower(s) named above (individually and collectively, and jointly and severally, the "Borrower"), whose chief executive office is located at the above address ("Borrower's Address").

         Silicon and Borrower agree to amend the Loan and Security Agreement between them, dated as of December 30, 2002 (as amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement") and any and all documents, instruments and agreements relating thereto (collectively, the "Loan Documents"), all as set forth herein. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

1. VIOLATION OF MAXIMUM QUARTERLY NET LOSS FINANCIAL COVENANT; CSL PROVISIONS IN EFFECT. Silicon and Borrower agree that the Event of Default arising solely from Borrower's failure to comply with the Maximum Quarterly Net Loss financial covenant set forth in Section 5 of the Schedule to the Loan Agreement for the measurement period ended September 30, 2003 (the "Designated Default") hereby is waived; provided, however, that the CSL Provisions have been (at all times since the occurrence of the Designated Default), are, and, notwithstanding such waiver, shall continue to remain, in effect. It is understood by the parties hereto, however, that the foregoing waiver of the Designated Default does not constitute a waiver of the aforementioned covenant with respect to any other date or time period, or of any other provision or term of the Loan Agreement or any related document, nor an agreement to waive in the future such covenant with respect to any other date or time period or any other provision or term of the Loan Agreement or any related document.


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SILICON VALLEY BANK                                 AMENDMENT TO LOAN DOCUMENTS
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2.  AMENDMENTS TO LOAN AGREEMENT.

    (a) The portion of Section 1 of the Schedule to Loan Agreement that currently reads:

             1.  CREDIT LIMIT
                 (Section 1.1):     The Credit Limit equals: (a) so long as the
                                    ABL Provisions are not in effect, an amount not to exceed at any one time outstanding the result of (i) the Maximum Credit Limit
                                    (as defined below), minus (ii) the sum of
                                    (y) the amount of all outstanding Letters of Credit (including drawn but unreimbursed
                                    Letters of Credit) and (z) the FX Reserve;
                                    and (b) upon the occurrence of the ABL
                                    Provisions Trigger and so long as the ABL
                                    Provisions are in effect, an amount not to exceed the result of (i) the lesser of (y) the Maximum Credit Limit and (z) the sum of
                                    (1) 80% (the "Advance Rate") of the amount of Borrower's Eligible Accounts (as defined in Section 8 above) and (2) the amount of Restricted Pledged Cash (if any) of
                                    Borrower, minus (ii) the sum of (y) the
                                    amount of all outstanding Letters of Credit
                                    (including drawn but unreimbursed Letters of Credit) and (z) the FX Reserve. The foregoing clause (b) is an ABL Provision. As used herein, the term "Maximum Credit Limit" means, as of any date of determination: (a)
                                    $7,000,000, with respect to any date of
                                    determination before September 30, 2003; and
                                    (b) $6,000,000, with respect to any date of determination on or after September 30, 2003.

                                    Anything herein to the contrary
                                    notwithstanding, all outstanding Loans shall be immediately repaid upon the occurrence of the CSL Provisions Trigger and no further Loans shall be made so long as the CSL Provisions are in effect. This paragraph is a CSL Provision.

, hereby is amended and restated in its entirety to read as follows:

             1.  CREDIT LIMIT
                 (Section 1.1):     The Credit Limit is an amount not to exceed,
                                    at any one time outstanding, the lesser of:
                                    (a) the sum of the below-defined Maximum
                                    Credit Limit plus the below-defined Guidance
                                    Line


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SILICON VALLEY BANK                                 AMENDMENT TO LOAN DOCUMENTS
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                                    Limit (the "Overall Credit Limit"); or (b)
                                    the sum of (I) and (II) below:

               I. Revolving Line of Credit.

                  Revolving Loans:  Subject to the terms and conditions of this
                                    Agreement, and during the period commencing on the date of this Agreement and ending on the Business Day immediately preceding the Maturity Date, Silicon will make revolving advances ("Loans") in an aggregate amount at any one time outstanding not to exceed: (a) so long as the ABL Provisions are not in effect, an amount not to exceed at any one time outstanding the result of (i) the Maximum Credit Limit (as defined below), minus (ii) the sum of (y) the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit) and (z) the FX Reserve; and (b) upon the occurrence of the ABL Provisions Trigger and so long as the ABL Provisions are in effect, an amount not to exceed the result of (i) the lesser of (y) the Maximum Credit Limit and (z) the sum of (1) 80% (the "Advance Rate") of the amount of Borrower's Eligible Accounts (as defined in Section 8 above) and
                                    (2) the amount of Restricted Pledged Cash
                                    (if any) of Borrower, minus (ii) the sum of
                                    (y) the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit) and (z) the FX Reserve. The foregoing clause (b) is an ABL Provision. As used herein, the term "Maximum Credit Limit" means, as of any date of determination: (a) $7,000,000, with respect to any date of determination before September 30, 2003; and (b) $6,000,000, with respect to any date of determination on or after September 30, 2003.

                                    Anything herein to the contrary
                                    notwithstanding, all outstanding Loans shall be immediately repaid upon the occurrence of the CSL Provisions Trigger and no further Loans shall be made so long as the CSL Provisions are in effect. This paragraph is a CSL Provision.


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SILICON VALLEY BANK                                 AMENDMENT TO LOAN DOCUMENTS
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    (b) The following hereby is added at and to the end of Section 1 of the
        Schedule to Loan Agreement:

             PLUS

             II. Guidance Line (FX and Cash Management Services).

                 Guidance Line Limit: $100,000.

                   (a) Guidance Line Foreign Exchange Contracts.

                                    In addition to the FX Forward Contracts that Borrower may enter into pursuant to the above Part I of this Section 1 of the Schedule, Borrower may, under this Part II(a) of this Section 1 of the Schedule, enter into other foreign exchange forward contracts with Silicon, on its standard forms, under which Borrower commits to purchase from or sell to Silicon a set amount of foreign currency more than one Business Day after the contract date (the "Guidance FX Forward Contracts"); provided that the total Guidance FX Forward Contracts at any one time outstanding may not exceed 10 times the result of (1) the amount of the result of the Guidance Line Limit set forth above, minus (2) the aggregate amount of outstanding Obligations in respect of Cash Management Services set forth in Part II(b) below. Silicon may, in its discretion, terminate the Guidance FX Forward Contracts at any time that an Event of Default occurs and is continuing. The Guidance FX Forward Contracts shall terminate upon the earlier of (a) the Maturity Date, or (b) any earlier effective date of termination of this Agreement (or such later date requested by Borrower as Silicon may agree in writing in its sole discretion if and to the extent Borrower's Obligations in respect of the Guidance FX Forward Contracts are secured by cash in amounts and on terms and conditions acceptable to Silicon in its sole discretion). Borrower shall execute all standard form applications and agreements of Silicon in connection with the Guidance FX Forward Contracts, and without limiting any of the terms of such applications and agreements, Borrower shall pay all standard fees and charges of Silicon in connection with



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SILICON VALLEY BANK                                 AMENDMENT TO LOAN DOCUMENTS
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                                    the Guidance FX Forward Contracts. All
                                    amounts that Silicon pays or expends in
                                    respect of any Guidance FX Forward Contracts shall constitute Obligations hereunder.

                   (b) Guidance Line Cash Management Services.

                                    Subject to the terms and conditions of this Agreement, and during the period commencing on the date of this Agreement and ending on the Business Day immediately preceding the Maturity Date, Silicon agrees to provide to Borrower, in an aggregate amount up to the Cash Management Services Sublimit (as defined below), one or more cash management services of Silicon, including merchant services, business credit card, ACH, and other services as further identified in one or more cash management services agreements and similar agreements entered into between the parties (collectively all of such services are referred to herein as the "Cash Management Services"). Silicon may charge to Borrower's Loan account, or debit any deposit account of Borrower maintained with Silicon for (which debit shall not constitute a set-off), any amounts that may become due or owing to Silicon in connection with the Cash Management Services. Borrower agrees to execute and deliver to Silicon all standard form applications and agreements of Silicon in connection with the Cash Management Services, and, without limiting any of the terms of such applications and agreements, Borrower will pay all standard fees and charges of Silicon in connection with the Cash Management Services. The Cash Management Services shall terminate on the Maturity Date. From and after the Maturity Date (or, at Bank's election, from and after any earlier date of occurrence of an Event of Default), Borrower's Obligations in respect of Cash Management Services shall be secured by cash on terms and conditions acceptable to Bank. As used herein, the term "Cash Management Services Sublimit" means an amount equal to the result of $100,000 minus one-tenth (1/10th) of the total Guidance FX Forward Contracts then outstanding.

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SILICON VALLEY BANK                                 AMENDMENT TO LOAN DOCUMENTS
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                   (c) Section 4 of the Schedule to Loan Agreement, which
                       currently reads:

                       4. MATURITY DATE
                          (SECTION 6.1): NOVEMBER 15, 2003.

, hereby is amended and restated in its entirety to read as follows:

                       4. MATURITY DATE
                          (SECTION 6.1): DECEMBER 15, 2003.

                   (d) The portion of Section 5 of the Schedule to Loan
                       Agreement that currently reads:

                          MINIMUM QUALIFYING
                          CASH: Without limiting the generality of the first sentence of Section 8(1) of this Schedule, Pivotal US shall, at all times, maintain Qualifying Cash on deposit in Deposit Accounts of Pivotal US maintained with Silicon in an amount not less than the Required Deposit Amount plus the Supplemental Required Deposit Amount As used herein, the term "Required Deposit Amount" means, as of any date of determination: (a) $9,500,000, with respect to any date of determination on or before August 15, 2003;
                                    (b) $-0-, with respect to any date of
                                    determination during the period commencing
                                    August 16, 2003 and ending September 29,
                                    2003; and (c) $7,000,000, with respect to
                                    any date of determination from and after September 30, 2003. As used herein, the term "Qualifying Cash" means Restricted Pledged Cash of Pivotal US or unrestricted cash of Pivotal US, in each case, which shall not directly or indirectly be funded from Loans or other extensions of credit by Silicon, and which at all times shall be subject to Silicon's first-priority perfected security interest but not encumbered by any other lien. As used herein, the term "Supplemental Required Deposit Amount" means, as of any date of determination, an amount equal to:
                                    (i) until such time (if ever) that Silicon receives all items required under clauses
                                    (a) and (c) of Section 8(7) of this
                                    Schedule, $550,000; and (b) thereafter,
                                    $-0-.

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SILICON VALLEY BANK                                 AMENDMENT TO LOAN DOCUMENTS
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, hereby is amended and restated in its entirety to read as follows:

                          MINIMUM QUALIFYING
                          CASH:    [Intentionally Omitted]


3.  LIMITED CONSENT TO TALISMA TRANSACTION.

    (a) Borrower has advised Silicon that Parent intends to enter into a transaction or a substantially contemporaneous series of related transactions, substantially in accordance with the terms and conditions of that certain Arrangement Agreement, dated October 7, 2003, among Parent, Talisma Corp. ("Talisma"), 675786 B.C. LTD., a corporation incorporated under the laws of British Columbia and wholly-owned subsidiary of Talisma ("Acquisitionco"), and the affiliates of Talisma identified therein as the "Oak Entities" (the "Arrangement Agreement"; Borrower hereby represents and warrants that attached hereto as Exhibit A is a true, correct, and complete copy of the Arrangement Agreement, including all schedules, exhibits, annexes, and appendices thereto), pursuant to which (i) Acquisitionco shall acquire all of the outstanding shares of capital stock of Parent, (ii) Acquisitionco and Parent shall amalgamate under the laws of British Columbia to form the amalgamated entity referred to in the Arrangement Agreement as "Amalco", so that Amalco shall be a wholly-owned subsidiary of Talisma and the successor-by-operation-of-law to Parent (such transaction(s), collectively, the "Talisma Transaction"). Talisma currently is party to that certain other Loan and Security Agreement, dated as of May 15, 2002 (as amended, restated, supplemented, or otherwise modified from time to time, the "Talisma Loan Agreement"), between Talisma and Silicon.

    (b) Anything in Sections 3.1, 5.5(i), and 7.1(n) of the Loan Agreement to the contrary notwithstanding, Silicon hereby consents solely to the Talisma Transaction; provided, however, that:

            (i) nothing herein shall constitute a waiver of Silicon's right to require such modifications (as Silicon may require in its good faith business judgment) of the Loan Agreement and/or or the Talisma Loan Agreement based upon the consummation of the Talisma Transaction.

             (ii) as conditions to the effectiveness of the foregoing consent: (A) each of Talisma and Amalco shall certify in writing to Silicon the true and correct legal name of Amalco; (B) Silicon shall have received lien searches listing all effective PPSA Registrations which name any of Acquisitionco or Amalco as debtor that are registered in the applicable registration office, none of which shall cover any of the assets of Acquisitionco or Amalco (except (i) Permitted Liens, or
    (ii) as otherwise agreed in writing by Silicon); (C) Silicon shall have received an Assumption Agreement, in form and substance satisfactory to Silicon, duly executed by Amalco relative to the Obligations of Parent and the Loan Documents to which Parent is a party or by which Parent's assets are bound; and (D) Silicon shall have received a copy of the Certificate of Amalgamation duly issued by the Registrar of Companies of the Province of British Columbia with respect to the effectiveness of the above-described amalgamation.

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SILICON VALLEY BANK                                 AMENDMENT TO LOAN DOCUMENTS
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    (c) It is understood by Borrower and Silicon, however, that the foregoing consent does not constitute a consent or waiver under the Loan Agreement or the other Loan Documents in respect of any matter or set of circumstances other than the Talisma Transaction, nor an agreement to provide any consent or waiver in the future under the Loan Agreement or other Loan Documents in respect of any matter or set of circumstances other than with respect to the Talisma Transaction. It is also understood by Borrower and Silicon that the foregoing consent does not constitute a consent or waiver under the Talisma Loan Agreement in respect of any matter or set of circumstances whatsoever.

4. FEES. In consideration for Bank entering into this Amendment, Borrower shall pay Bank a fee of $2,500 concurrently with the execution and delivery of this Amendment, which fee shall be non-refundable and in addition to all interest and other fees payable to Bank under the Loan Documents. Bank is authorized to charge said fees to Borrower's loan account.

5. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct in all material respects (except to the extent such representations may be affected by transactions permitted by the Loan Agreement, as amended hereby).

6. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other Loan Documents between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed.

[remainder of page intentionally left blank; signature page follows]


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SILICON VALLEY BANK                                 AMENDMENT TO LOAN DOCUMENTS
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7.  COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same document. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment.


Borrower:                                   Silicon:

 PIVOTAL CORPORATION,                       SILICON VALLEY BANK
 a British Columbia corporation

                                            By_______________________________
 By_________________________________
       President or Vice President          Title____________________________

 By_________________________________
       Secretary or Ass't Secretary


 PIVOTAL CORPORATION,
 a Washington corporation


 By_________________________________
       President or Vice President

 By_________________________________
       Secretary or Ass't Secretary


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